UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                               NCRIC GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

April 9, 2001                                                NCRIC Group, Inc.



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of NCRIC Group, Inc. which will be held at 1115 30th Street, N.W., Washington, D.C. at 5:00 p.m. on Tuesday, May 8, 2001.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of NCRIC and its subsidiaries. Directors and officers of NCRIC will be present to respond to any questions that shareholders may have. Also enclosed for your review is our 2000 Annual Report to Shareholders, which contains detailed information concerning the activities and operating performance of NCRIC.

The business to be conducted at the Annual Meeting consists of the election of five directors. The NCRIC Board of Directors has determined that the election of these directors is in the best interest of NCRIC and its shareholders, and the Board of Directors unanimously recommends a vote "FOR" the matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed Proxy Card as soon as possible. If you currently plan to attend the Annual Meeting, this will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend.


                                        Sincerely,

                                        /s/ R. Ray Pate, Jr.

                                        R. Ray Pate, Jr.
                                        President and Chief Executive Officer

                                NCRIC Group, Inc.
                             1115 30th Street, N.W.
                             Washington, D.C. 20007
                                 (202) 969-1866

                                    NOTICE OF
                       2001 ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held On May 8, 2001

         Notice is hereby given that the Annual Meeting of Shareholders of NCRIC Group, Inc. will be held at 1115 30th Street, N.W., Washington, D.C., on Tuesday, May 8, 2001, at 5:00 p.m. (Eastern daylight time).

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

         1.     The election of five directors; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Shareholders of record at the close of business on March 23, 2001, are the shareholders entitled to vote at the Annual Meeting, and any adjournments thereof.

                                    By Order of the Board of Directors

                                    /s/ William E. Burgess

                                    William E. Burgess
                                    Secretary

Washington, D.C.
April 9, 2001



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                               NCRIC Group, Inc.
                             1115 30th Street, N.W.
                             Washington, D.C. 20007
                                 (202) 969-1866

                      -------------------------------------

                                 PROXY STATEMENT

                      -------------------------------------


                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 8, 2001

                      -------------------------------------

                       SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of NCRIC Group, Inc. to be used at the Annual Meeting of Shareholders of NCRIC, which will be held at 1115 30th Street, N.W., Washington, D.C., on Tuesday, May 8, 2001, at 5:00 p.m., and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are first being mailed to shareholders on or about April 9, 2001.

         Regardless of the number of shares of common stock owned, it is important that shareholders be represented by proxy or be present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Shareholders are urged to indicate the way they wish to vote in the spaces provided on the Proxy Card. Proxies solicited by the Board of Directors of NCRIC will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the election of the nominees for director named in this Proxy Statement.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

         Shareholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, executed proxies will be voted "FOR" the election of the nominees set forth in this Proxy Statement.

         Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of NCRIC, William E. Burgess, at the address of NCRIC shown above, or by delivering to NCRIC a duly executed proxy bearing a later date. The presence at the Annual Meeting of any shareholder who had given a proxy shall not revoke such proxy unless the shareholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of NCRIC prior to the voting of such proxy. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by NCRIC. Proxies may also be solicited personally or by mail and telephone by NCRIC's Directors, officers and regular employees, without additional compensation therefor. NCRIC will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

         Holders of record of NCRIC's common stock, par value $.01 per share, the Common Stock, as of the close of business on March 23, 2001, the Record Date, are entitled to one vote for each share then held. As of the Record Date, NCRIC had 3,725,355 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of one-third of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote FOR the election of the five nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Under NCRIC's Bylaws, Directors are elected by a plurality of the shares voted at the Annual Meeting, in person or by proxy, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld. Proxies solicited hereby will be returned to Registrar and Transfer Company and will be tabulated by an inspector of election designated by the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with NCRIC and with the Securities and Exchange Commission, the SEC, regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth information regarding each person known to be the beneficial owner of more than 5% of NCRIC's outstanding shares of Common Stock on the Record Date.

                                       Amount of Shares
                                       Owned and Nature     Percent of Shares
         Name and Address of             of Beneficial       of Common Stock
          Beneficial Owner                Ownership            Outstanding
-------------------------------        ----------------     -----------------
NCRIC, A Mutual Holding Company          2,220,000(1)             59.6%
1115 30th Street, N.W.
Washington, D.C. 20007

-----------------
(1) The shares are held by NCRIC Holdings, Inc. a wholly-owned subsidiary of NCRIC, A Mutual Holding Company.


                        PROPOSAL 1--ELECTION OF DIRECTORS

         Directors of NCRIC are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Five directors will be elected at the Annual Meeting to serve for a three-year period and until a successor has been elected and qualified. The
Board of Directors has nominated Martin W. Dukes, Jr., M.D., Luther W. Gray, Jr., M.D., Edward G. Koch, M.D., Leonard M. Parver, M.D., and Nelson P. Trujillo, M.D. to serve as directors.

         The table below lists certain information regarding NCRIC's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the Proxy Card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.

                                                                                           Shares of
                                      Positions                                          Common Stock
                                     Held in the          Director        Term to        Beneficially      Percent
       Name           Age(1)           Company            Since(2)        Expire           Owned (3)      Of Class
       -----          ------           -------            --------        ------           ---------      --------

                                     NOMINEES
Martin W. Dukes, Jr.    55            Director              2001 (4)       2004              2,620            *
Luther W. Gray, Jr.     60            Director              1984           2004              6,408            *
Edward G. Koch          58            Director              1996           2004              3,020            *
Leonard M. Parver       56            Director              1998           2004             11,212            *
Nelson P. Trujillo      62      Chairman of the Board       1980           2004             40,410          1.1%

                         DIRECTORS CONTINUING IN OFFICE

R. Ray Pate, Jr.        41        President, Chief          1998           2003             49,327          1.3%
                                  Executive Officer and
                                  Vice Chairman of
                                  the Board
Vincent C. Burke, III   49            Director              1998           2002              3,137            *
Pamela W. Coleman       44            Director              1989           2002              9,588            *
Leonard M. Glassman     54            Director              1993           2003             19,070            *
Prudence P. Kline       49            Director              1995           2002              3,720            *
J. Paul McNamara        51            Director              1999           2002             20,342            *
Raymond Scalettar       71            Director              1980           2003              6,409            *
David M. Seitzman       71            Director              1980           2003              6,412            *
Robert L. Simmons       68            Director              1984           2003              9,220            *

                                                       (footnotes on next page)

                                                                                          Shares of
                                      Positions                                          Common Stock
                                     Held in the          Director        Term to        Beneficially      Percent
       Name           Age(1)           Company            Since(2)        Expire           Owned(3)       Of Class
       -----          ------           -------            --------        ------           --------       --------

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Stephen S. Fargis       41      Senior Vice President and    n/a            n/a             23,126            *
                                Chief Operating Officer
Rebecca B. Crunk        49      Senior Vice President and    n/a            n/a             23,981            *
                                Chief Financial Officer
William E. Burgess      45      Senior Vice President and    n/a            n/a             13,435            *
                                Secretary

All Directors and Executive
Officers as a Group (17 persons)                                                           251,435          6.7%

***********
*    Less than 1%.
(1)  As of March 1, 2001.
(2) Reflects the initial appointment as a director of NCRIC Group, Inc. or as a governor of National Capital Reciprocal Insurance Company, or a director of its attorney-in-fact, or its subsidiary Commonwealth Medical Liability Insurance Company. Except as otherwise indicated, each nominee and continuing director has served on the Board of Directors of NCRIC since the reorganization of National Capital Reciprocal Insurance Company and the formation of NCRIC in December 1998.
(3) Includes shares of common stock held directly and by spouses or minor children and in trust and other indirect ownership, as well as shares owned under NCRIC, Inc.'s 401(k) Plan, ESOP, and Stock Award Plan and vested stock options.
(4) Dr. Dukes was a director of National Capital Underwriters, Inc. and NCRIC, Inc. His appointment to the Board of NCRIC is effected upon his election by the shareholders at the Annual Meeting.

Directors

         The principal occupation during the past five years of each director and executive officer of NCRIC is set forth below. All directors have held their present positions for five years unless otherwise stated.

         Nelson P. Trujillo, M.D. was a governor and Chairman of the Board of National Capital Reciprocal Insurance Company from 1980 until its reorganization on December 31, 1998. Dr. Trujillo is currently President of Metropolitan Gastroenterology Group where he is a physician.

         R. Ray Pate, Jr. was the Treasurer of National Capital Reciprocal Insurance Company and President and Chief Executive Officer of National Capital Underwriters, Inc., attorney-in-fact for National Capital Reciprocal Insurance Company, from 1996 until the reorganization. Since the reorganization he has also been President and Chief Executive Office of NCRIC, Inc. Since June 2000 he has served as Vice Chairman of the Board of Directors.

         Vincent C. Burke, III has been a partner with the firm of Furey, Doolan & Abell, LLP since June 1, 1998. From April 1992 to May 1998, he was counsel to the law firm of Reed Smith Shaw & McClay. Mr. Burke's practice is in the areas of corporate, business, real estate and closely-held businesses. He practices in the District of Columbia and Maryland.

         Pamela W. Coleman, M.D. was a governor of National Capital Reciprocal Insurance Company from 1989 until the reorganization. Dr. Coleman is a urologist in private practice.

         Martin W. Dukes, Jr., M.D. was a director of National Capital Underwriters from 1997 until the Reorganization, and a director of NCRIC, Inc. from the reorganization until May 2000. Dr. Dukes is a physician in private practice in the District of Columbia.

         Luther W. Gray, Jr., M.D. was a governor of National Capital Reciprocal Insurance Company from 1984 until the reorganization. He was a member of the executive committee of the board and is Chair of the underwriting committee. Dr. Gray is a physician and general surgeon with Luther W. Gray, Jr., M.D., PC and is Chair of the Department of Surgery at Sibley Memorial Hospital.

         Leonard M. Glassman, M.D. was a Director of National Capital Underwriters, Inc. from 1993 until the reorganization. Dr. Glassman is a physician with Washington Radiology Associates, P.C. He is a past member of the Finance Committee of the Medical Society of the District of Columbia and was Chief of Radiology of Columbia Hospital for Women Medical Center from 1984 to 1999.

         Prudence P. Kline, M.D. was a Director of National Capital Underwriters, Inc. from 1995 until the reorganization and has been a Director of NCRIC, Inc. since the reorganization. Dr. Kline has been a physician in private practice in Washington, D.C. since 1986.

         Edward G. Koch, M.D. has served as a Director of Commonwealth Medical Liability Insurance Company since 1996. Dr. Koch is an OB/GYN physician in private practice in Arlington, Virginia and Washington, D.C. Since 1997, he has been President of the Arlington County Medical Society Foundation.

         J. Paul McNamara has been President and Chief Operating Officer of Sequoia National Bank/Sequoia Bancshares, Inc. since 1988. From 1976 to 1988, Mr. McNamara was employed by the National Bank of Washington in several senior management positions.

         Leonard M. Parver, M.D. was Chairman of the Board of Directors of NCRIC MSO, Inc. from 1998 until 2000. He has practiced medicine in Washington, D.C. for the past 22 years.

         Raymond Scalettar, M.D. was Vice Chairman of the Board of Directors of National Capital Underwriters, Inc. from 1980 until the reorganization. He is a founder of the Washington Internal Medicine Group, a health policy consultant, a past trustee and Chair of the Board of Directors of the AMA, and a past Commissioner and Senior Consultant to the Joint Commission on Accreditation of HealthCare Organizations.

         David M. Seitzman, M.D. was a member of the Board of Directors of National Capital Underwriters, Inc. from 1980 until the reorganization. Dr. Seitzman is now retired from the practice of medicine. He served on the boards of Blue Cross and Blue Shield of the National Capital Area and the Medical Society of the District of Columbia and served as President and co-founder of the Center for Ambulatory Surgery, Inc. Since 1993, Dr. Seitzman has been a trustee of portfolios of The 59 Wall Street Fund, Inc., which is advised by Brown Brothers Harriman & Co., one of NCRIC, Inc.'s investment advisors until January 1, 2000.

         Robert L. Simmons, M.D. was a member of the Board of Directors of National Capital Underwriters, Inc. from 1984 until the reorganization. Dr.
Simmons  is  Vice  President  of  Medical  Affairs  at  Providence  Hospital  in
Washington,  D.C.  and  is a  thoracic  and  cardiovascular  surgeon.

Executive Officers Who Are Not Directors

         Stephen S. Fargis was Senior Vice President - Business Development of National Capital Reciprocal Insurance Company from 1995 until the reorganization. Since the reorganization he has also been Senior Vice President and Chief Operating Officer of NCRIC, Inc. and in 2001 was named President of NCRIC MSO, Inc.

         Rebecca B. Crunk was the Chief Financial Officer of National Capital Reciprocal Insurance Company from April 1998 until the reorganization. Since the reorganization she has also been Senior Vice President, Chief Financial Officer and Treasurer of NCRIC, Inc. Ms. Crunk is a certified public accountant and is a member of the American Institute of Certified Public Accountants. From 1995 to 1998, she was Vice President, Treasurer and Controller of ReliaStar United Services Life Insurance Company.

         William E. Burgess was Senior Vice President - Claims and Risk Management of National Capital Reciprocal Insurance Company from August 1997 until the reorganization. From 1993 to August 1997, he was a Vice President of National Capital Reciprocal Insurance Company. Since the reorganization he has also been Senior Vice President and Secretary of NCRIC, Inc.

Committees and Meetings of the Board of Directors

         The business of NCRIC is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors met eleven times during 2000. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served.

         The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors performs and functions as the Nominating Committee.

         The Audit Committee is comprised of Directors Burke, Coleman, Seitzman and, effective March 13, 2001, McNamara. The Audit Committee recommends the firm to be appointed as independent accountants to audit the financial statements, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants NCRIC's year-end audit, and considers the adequacy of NCRIC's internal accounting controls. The Audit Committee met six times in 2000.

         The Compensation Committee is comprised of Directors Burke, Kline, Seitzman and Trujillo. The Compensation Committee reviews and makes recommendations to the Board of Directors concerning compensation, benefit policies and stock ownership programs, as well as the compensation of the chief executive officer. The Compensation Committee administers the stock option plan and the stock award plan. The Compensation Committee met four times during 2000.

         While the Board will consider nominees recommended by the shareholders, it has not actively solicited recommendations from shareholders. Nominations by shareholders must comply with certain procedural and informational requirements set forth in NCRIC's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting."

Audit Committee Report

         In accordance with rules recently established by the SEC, this report has been prepared by the Audit Committee for inclusion in this proxy statement. Each member of the Audit Committee satisfies the definition of independent director as established by the National Association of Securities Dealers. The Board of Directors has adopted a written charter of the Audit Committee, which is attached to this proxy statement as Appendix 1.

         As part of its ongoing activities, the Audit Committee has:

         o        Reviewed  and  discussed  with   management   NCRIC's  audited
                  consolidated financial statements for the year ended December 31, 2000;

         o Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

         o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence.

         Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in NCRIC's Annual Report on Form 10-K for the year ended December 31, 2000 and be filed with the SEC.

         This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that NCRIC specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                  The Audit Committee

                  David M. Seitzman, M.D., Chair
                  Pamela W. Coleman, M.D.
                  Vincent C. Burke, III, Esq.

Director Compensation

         NCRIC pays cash compensation to each of its non-employee directors, other than the Chairman, of $25,000 per year. The Chairman of the Board of Directors receives $30,000 per year. Directors who are officers or employees of NCRIC receive no cash compensation for serving as directors. All directors are reimbursed for out-of-pocket expenses in connection with attendance at any meeting of the Board or any committee. During 2000, directors received stock grants under the NCRIC Group, Inc. Stock Award Plan. Dr. Trujillo was granted 8,880 shares of Common Stock. Mr. Pate was granted 13,320 shares of Common Stock. The remaining eleven directors were each granted 2,220 shares of Common Stock. Stock grants vest over a three-year period. The market value of NCRIC stock was $7.875 per share on the date of the stock grant.

Executive Compensation

         The following table sets forth information as to annual, long-term and other compensation for services in all capacities to the President and Chief Executive Officer for the years ended December 31, 2000, 1999 and 1998 and the other executive officers (collectively referred to as "Named Executive Officers") who earned over $100,000 in salary and bonuses during 2000.

========================================================================================================================

                           Summary Compensation Table
------------------------------------------------------------------------------------------------------------------------

                            Annual Compensation(1)                              Long-Term Compensation
                                                                                        Awards
--------------------------------------------------------------------------------------------------------

                                                                                Restricted
    Name and Principal                                              Other          Stock      Options/
         Position             Fiscal                               Annual        Award(2)       SARs       All Other
                              Year(1)     Salary       Bonus     Compensation                    (#)      Compensation
------------------------------------------------------------------------------------------------------------------------
R. Ray Pate, Jr.,              2000     $240,000     $60,000          -           $104,895       -          $22,528
President and Chief            1999      240,000      90,000          -              -         13,320        22,410
Executive Officer              1998      240,010      75,000          -              -           -           17,432
------------------------------------------------------------------------------------------------------------------------
Stephen S. Fargis,             2000     $151,667     $30,308          -           $ 69,930       -          $22,312
Senior Vice President &        1999      150,000      42,000          -              -         9,250         21,253
Chief Operating Officer        1998      151,440      37,500          -              -           -           14,716
------------------------------------------------------------------------------------------------------------------------
Rebecca B. Crunk,              2000     $135,000     $27,000          -           $ 69,930       -          $22,414
Senior Vice President &        1999      135,000      40,500          -              -         7,400         21,339
Chief Financial Officer        1998       84,135      31,250          -              -           -              406
------------------------------------------------------------------------------------------------------------------------
William E. Burgess,            2000     $120,000     $24,000          -           $ 58,275       -          $20,249
Senior Vice President and      1999      120,000      28,600          -              -         7,400         18,579
Secretary                      1998      109,981      27,500          -              -           -           11,082
========================================================================================================================

-------------------
(1)      For the fiscal years ended December 31.
(2) Equals the market value of the stock award on the date of the grant, which was $7.875 per share.

         Employment Agreements. R. Ray Pate, Jr. serves as the President and Chief Executive Officer of NCRIC under an employment agreement between NCRIC and Mr. Pate dated January 1, 2001. Under the terms of his employment agreement, Mr. Pate is entitled to basic compensation of $290,000 per year and is reimbursed for all reasonable and proper business expenses incurred by him in the performance of his duties. The terms of the employment agreement also provide that Mr. Pate is entitled to:

(1) participate in any retirement and/or pension plans or health and medical insurance plans offered to NCRIC's senior executives;
(2)      receive use of an automobile; and
(3)      be covered by both term life insurance and disability insurance.

         The term of the employment agreement is five years commencing January 1, 2001. NCRIC may terminate the employment agreement for cause or without cause, at any time. Any dispute as to whether NCRIC had cause will be determined by arbitration. If NCRIC terminates Mr. Pate's employment agreement without cause, Mr. Pate is entitled to receive, as severance pay, an amount equal to three years base compensation at the level in effect on the date of the termination. Mr. Pate may voluntarily terminate his employment provided that he gives 60 days prior notice of his voluntary termination or pays liquidated damages equal to the amount of two months base compensation.

         NCRIC entered into an employment agreement commencing December 1, 2000 with Stephen S. Fargis on substantially similar terms except that Mr. Fargis' employment agreement terminates November 30, 2003, and provides for basic compensation of $170,000 per year.

         NCRIC entered into an employment agreement commencing January 1, 2001 with Rebecca B. Crunk on substantially similar terms to Mr. Pate's, except Ms. Crunk's agreement terminates December 31, 2003, and provides for basic compensation of $170,000 per year.

         Stock Option Plan. The Company has established a stock option plan for its directors, officers and key employees. Set forth below is certain information concerning options outstanding to the Named Executive Officers at December 31, 2000. No options were granted to or exercised by the Named Executive Officers during 2000.

====================================================================================================================

               AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

====================================================================================================================

                                                                       Number of            Value of Unexercised
                             Shares Acquired       Value               Options at          In-The-Money Options at
           Name               Upon Exercise       Realized              Year-End                 Year-End(1)
                                                                ------------------------- --------------------------
                                                                Exercisable/Unexercisable Exercisable/Unexercisable
                                                                          (#)                        ($)
---------------------------- ---------------- ----------------- ------------------------- --------------------------
R. Ray Pate, Jr.                    0               $--               4,440/8,880               $4,440/$8,880

Stephen S. Fargis                   0               $--               3,083/6,167               $3,083/$6,167

William E. Burgess                  0               $--               2,442/4,958               $2,442/$4,958

Rebecca B.  Crunk                   0               $--               2,442/4,958               $2,442/$4,958
============================ ================ ================= ========================= ==========================

------------------

(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on December 31, 2000, at which date the last trade price of the Common Stock as quoted on the Nasdaq SmallCap Market was $8.00.

Compensation Committee Report on Executive Compensation

         The Compensation Committee has adopted a compensation strategy that seeks to provide competitive compensation that is strongly aligned with the business objectives and financial and stock performance of NCRIC. The compensation program has three key elements: base salary, annual incentives and long-term incentives. The Compensation Committee periodically reviews salary levels and other aspects of executive compensation to ensure that NCRIC's overall executive compensation program remains competitive and that executive pay reflects both the individual's performance and the performance of NCRIC.

         NCRIC has an annual incentive plan based on a combination of NCRIC and individual executive performance in relation to established objectives. Plan pay-outs vary based on NCRIC's performance in relation to the targeted objectives. Individual payments are then increased or decreased based on the performance of the individual executive during the year. The target level of incentive pay opportunities is 20% - 25% of base pay, with actual payments in a range of zero to 150% of the target percentage based on performance levels. Actual payments made in 2000 ranged from 26% to 37.5% of base pay.

         The Committee believes that long-term incentives are the most effective way of aligning executive compensation with the creation of value for the shareholders through stock appreciation. The Stock Option Plan and the Stock Award Plan were established in connection with the Initial Public Offering. The stock options were allocated in 1999 and the restricted stock awards were allocated in 2000.

         For the compensation of the Chief Executive Officer in 2000, the Compensation Committee operated under the previously disclosed employment agreement with an annual base salary of $240,000 for Mr. Pate. This agreement was executed in 1997 and the base salary was fixed through December 31, 2000. Additionally, in 2000 Mr. Pate received an allocation of 13,320 shares of restricted stock under the Stock Award Plan discussed above. In January 2001, at the recommendation of the Compensation Committee, NCRIC entered into a new five year employment agreement with Mr. Pate. The base salary level was increased to $290,000 in recognition of Mr. Pate's leadership of NCRIC and recognizing that the prior salary level had been unchanged for over three years.

         The Compensation Committee

         Vincent C. Burke, III, Esq., Chair
         Prudence P. Kline, M.D.
         David M. Seitzman, M.D.
         Nelson P. Trujillo, M.D.


                                STOCK PERFORMANCE

         The following graph compares the cumulative total return for NCRIC's common stock, the S&P 500 index, and a peer group comprised of Medical Assurance, Inc., FPIC Insurance Group, Inc., The MIIX Group, Incorporated, and SCPIE Holdings, Inc. for the period July 29, 1999, the first day of public trading of NCRIC's common stock on the Nasdaq SmallCap Market, through

December 31, 2000. The graph assumes an investment on July 29, 1999 of $100 in each of NCRIC's common stock, the stocks comprising the S&P 500 index, and the common stocks of the peer group companies. The graph further assumes that all paid dividends were reinvested. The peer group and the S&P 500 index are weighted by market capitalization. The calculations for the information below were prepared by SNL Securities, LC of Charlottesville, Virginia.

         Cumulative Total Return

    [TOTAL RETURN PERFORMANCE GRAPH APPEARS HERE. PLOTTED POINTS LISTED BELOW]

                                                                    Period Ending
                             --------------------------------------------------------------------------------------
Index                        07/29/99      09/30/99      12/31/99    03/31/00     06/30/00     09/30/00    12/31/00
-------------------------------------------------------------------------------------------------------------------
NCRIC Group, Inc.            100.00         113.22        115.70      105.79        97.52       115.70       105.79
S&P 500                      100.00          95.89        110.16      112.68       109.69       108.63       100.12
Custom Peer Group            100.00          73.01         67.48       65.08        46.01        43.28        47.99



                              INDEPENDENT AUDITORS

         NCRIC's independent auditors for the year ended December 31, 2000 were Deloitte & Touche LLP. The Audit Committee's review of the impact of fees for non-audit services in regard to auditor independence concluded that the non-audit fees had no bearing on auditor independence. The expense incurred by NCRIC for fees to Deloitte & Touche during 2000 was as follows:

              Audit fees                                  $240,000
              Financial Information Systems
                Design and Implementation fees                  --
              All other fees                               179,000
                                                          --------
                                               Total      $419,000

         A representative of Deloitte & Touche will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

         The Bylaws of NCRIC provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the shareholder must give written notice to the Secretary of NCRIC not less than ninety (90) days before the date of the proxy statement relating to the prior year's annual meeting. The notice must include the shareholder's name, record address, and number of shares owned by the shareholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the shareholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require NCRIC to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. Accordingly, in accordance with the foregoing, advance written notice of business or nominations to the Board of Directors to be brought before the 2002 Annual Meeting of Shareholders must be given to NCRIC no later than January 9, 2002. If notice is received after January 9, 2002, it will be considered untimely, and NCRIC will not be required to present the matter at the shareholders meeting.

                              SHAREHOLDER PROPOSALS

         In order to be eligible for inclusion in NCRIC's proxy material for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at NCRIC's office, 1115 30th Street, N.W., Washington, D.C. 20007, no later than December 10, 2001. Nothing in this paragraph shall be deemed to require NCRIC to include in its proxy statement and proxy relating to an annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      /s/ William E. Burgess

                                      William E. Burgess
                                      Secretary




Washington, D.C.
April 9, 2001

                                                                   Appendix

                               NCRIC Group, Inc.
                             Audit Committee Charter
                             -----------------------

One committee of the board of directors will be known as the audit committee. The committee will be composed of a minimum of three independent directors, all of which possess the ability to read and understand financial statements and one of which has financial expertise, in accordance with NASD rules.

The primary function of the audit committee is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls management and the board of directors have established and all audit processes.

o      General Responsibilities

         1. The audit committee provides open avenues of communication among the independent accountant and the board of directors.

         2. The audit committee must report committee actions to the full board of directors and may make appropriate recommendations.

         3. The audit committee has the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

         4. The committee will meet at least four times each year, more frequently if circumstances make that preferable. The audit committee chair has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

         5. The committee will do whatever else the law, the company's charter or bylaws or the board of directors require.

o      Responsibilities for engaging independent accountants

         1. The audit committee will select the independent accountants for company audits. The committee's selection is subject to approval by the full board of directors. The audit committee will also review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

         2. The audit committee will confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them. The audit committee will obtain from the auditors a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1.

         3. The audit committee will consider, in consultation with the independent accountant, the audit scope and procedural plans made by the independent accountant.

o Responsibilities for reviewing the annual external audit and the review of quarterly and annual financial statements.

         1. The audit committee will ascertain that the independent accountant views the board of directors and the audit committee, as representatives of the shareholders, as its client, that it will be available to the full board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

         2. The audit committee will ask management and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

         3. The audit committee will review the following with the independent accountant:

                  A. The adequacy of the company's internal controls, including computerized information system controls and security.

                  B. Any significant findings and recommendations made by the independent accountant together with management's responses to them.

         4. Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountant:

                  A. The company's annual financial statements and related footnotes.

                  B. The independent accountant's audit of and report on the financial statements.

                  C. The auditor's qualitative judgements about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

                  D. Any serious difficulties or disputes with management encountered during the course of the audit.

                  E. Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

         5. The audit committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

         6.       The  audit  committee  will  review  the  interim  and  annual financial reports with management and the independent accountant before those reports are released to the public or filed with the SEC or other regulators.

         7. The audit committee will prepare a report for inclusion in the proxy (beginning with the 2001 proxy) that describes the committee's composition and responsibilities and how the responsibilities were fulfilled, in accordance with SEC requirements.

o     Periodic Responsibilities

         1.       Review and update the committee's charter annually.

         2. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the independent accountant.

         3. Review legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs and reports from regulators.

         4. Meet with the independent accountant and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.

X  PLEASE MARK VOTES
   AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                                NCRIC GROUP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 8, 2001

     The undersigned appoints R. Ray Pate, Jr. and Leonard M. Glassman, M.D., and each of them, with full powers of substitution, as proxies to vote all shares of the undersigned in NCRIC Group, Inc. at the Annual Meeting of Stockholders to be held on May 8, 2001, at 5:00 p.m. and at any and all adjournments, in the manner set forth herein.

1. To elect as directors the nominees listed below (except as indicated to the contrary below):

     Martin W. Dukes, Jr., M.D., Luther W. Gray, Jr., M.D., Edward G. Koch, M.D., Leonard M. Parver, M.D., Nelson P. Trujillo, M.D.

                                                For All
             For              Withhold          Except
             [_]                [_]               [_]


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

     PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING. [__]

     Such proxies are authorized to vote in their discretion on any other business that may properly come before the meeting or any adjournments.

     The Board of Directors recommends a vote "FOR" the above listed Nominees.

     THIS SIGNED PROXY CARD WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY CARD WILL BE VOTED FOR THE NOMINEES LISTED.

     Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.


                                       _________________________________________
  Please be sure to sign and date      Date
   this Proxy in the box below.
________________________________________________________________________________



________Stockholder sign above_________Co-holder (if any) sign above____________


=> Detach above card, sign, date and mail in postage paid envelope provided. =>

                                NCRIC GROUP, INC.
--------------------------------------------------------------------------------
              PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD
                PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------------------
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----------------------------------------------------